Exhibit 99.2

To the Stockholders of Grey Global Group Inc.:

We are sending you the enclosed election form because on September 11, 2004, Grey Global Group Inc. signed a merger agreement with WPP Group plc. As more fully described in the proxy statement/prospectus that has been sent to you in connection with the proposed merger, if the stockholders of Grey adopt the merger agreement and certain other conditions are satisfied, Grey will be merged with and into Abbey Merger Corporation, a wholly-owned subsidiary of WPP. Abbey Merger Corporation will survive the merger, will continue the business of Grey and will remain a wholly-owned subsidiary of WPP. You should carefully read the accompanying proxy statement/prospectus.

If WPP and Grey complete the merger, you will have the right to elect to receive either $1,005 in cash (“Cash Consideration”) or 21.746 WPP American depositary shares, or WPP ADSs (“Share Consideration”), for each share of Grey common stock or Limited Duration Class B common stock that you own, subject to allocation and proration procedures designed to ensure that 50% of the Grey shares are converted into Cash Consideration and 50% of the Grey shares are converted into Share Consideration. You may make an election to receive Cash Consideration and/ or Share Consideration for your Grey shares by completing, signing, and returning the enclosed election form in accordance with the instructions. You may elect to receive Cash Consideration or Share Consideration for some or all of your Grey shares in Box 5 on page 4 of the attached election form. However, you may not elect to receive both Cash Consideration and Share Consideration for a single Grey share.

If you elect to receive Cash Consideration or Share Consideration, the form of merger consideration that you actually receive will likely be adjusted as a result of the allocation and proration procedures pursuant to the merger agreement as described in the proxy statement/prospectus. The allocation and proration procedures are designed to ensure that 50% of the Grey shares outstanding at the completion of the merger are converted into Cash Consideration and 50% of the Grey shares outstanding at the completion of the merger are converted into Share Consideration. If the aggregate number of Grey shares for which cash elections are made exceeds the 50% threshold, then a pro rata portion of the Grey shares for which you and other Grey stockholders make cash elections will be exchanged for WPP ADSs (or WPP ordinary shares) so that the total number of Grey shares exchanged for cash equals the 50% threshold. Similarly, if the aggregate number of Grey shares for which share elections are made exceeds the 50% threshold, then a pro rata portion of the Grey shares for which you and other Grey stockholders make share elections will be exchanged for cash so that the total number of Grey shares exchanged for WPP shares equals the 50% threshold. As more fully described in the proxy statement/prospectus, the percentage of Grey shares converted into Cash Consideration will be decreased and the percentage of Grey shares converted into Share Consideration will be correspondingly increased to the extent necessary to ensure the merger qualifies as a reorganization for U.S. tax purposes.

If you and/or your affiliates are the registered holder of Grey shares represented by more than one certificate or held in more than one account, you may specify to the Exchange Agent on this election form how to allocate Cash Consideration, if any, that you become entitled to receive among the various Grey shares of which you are the registered holder and, with the proper consent of your affiliates, among Grey shares of which you and/or your affiliates are the registered holder.

In addition, regardless of whether you elect to receive Cash Consideration or Share Consideration for your Grey shares, you may choose to receive WPP ordinary shares instead of all or a portion of the WPP ADSs, if any, that you become entitled to receive as a result of elections you make and/or the operation of the allocation and proration procedures.

For further information, see “The Merger Agreement—Merger Consideration—Making Cash and Share Elections” in the proxy statement/prospectus.

If for any reason the merger is not completed, this election form will be void and of no effect. Certificate(s) for Grey shares previously delivered for exchange will be returned promptly.

The deadline for receipt of your election form and other required documents, referred to as the Election Deadline, is                     , New York City time on                     ,                     , which is the day of the special meeting of the Grey stockholders called to adopt the merger agreement. However, if the closing of the merger will occur more than four business days after the special meeting, this deadline will be extended until two business days before the closing date. WPP and Grey will announce the closing date by press release at least five business days before the closing date.

If you fail by the Election Deadline to submit a properly completed election form, together with your stock certificates (or a properly completed Notice of Guaranteed Delivery) or complete the procedure for book-entry transfer, you will be deemed not to have made an election. As a non-electing stockholder, you may be paid Cash Consideration for all of your Grey shares, Share Consideration for all of your Grey shares, or Cash Consideration for a portion of your Grey shares and Share Consideration for a portion of your Grey shares, depending on the cash elections and share elections that other stockholders have made.

Grey stockholders who hold their shares in “street name” through brokers, dealers, commercial banks, trust companies or other nominees must follow the instructions of their broker, dealer, commercial bank, trust company or other nominee.

Please read carefully the following information and general instructions for making your election.

ELECTION FORM

American Stock Transfer & Trust Company:

In connection with the merger of Grey Global Group Inc. with and into Abbey Merger Corporation, a wholly-owned subsidiary of WPP Group plc, the undersigned registered holder of Grey common stock and/or Limited Duration Class B common stock (collectively “Grey Shares”) hereby submits the stock certificates representing the undersigned’s Grey Shares, hereby transfers ownership of such stock by book-entry transfer, or hereby guarantees the delivery of such Grey Shares, to the account of American Stock Transfer & Trust Company, the exchange agent designated by WPP pursuant to the Agreement and Plan of Merger among WPP, Abbey and Grey dated September 11, 2004, or its replacement or successor, and hereby instructs the exchange agent to deliver, or cause to be delivered, to the undersigned, in exchange for the undersigned’s Grey Shares, Cash Consideration and/or Share Consideration pursuant to the undersigned’s election as set forth on page 4 of this election form in accordance with the requirements and subject to the allocation and proration procedures contained in the merger agreement. The undersigned acknowledges and confirms that if the aggregate number of Grey Shares for which cash elections are made exceeds the 50% of the outstanding Grey Shares, then a portion of the Grey Shares for which cash elections are made will be exchanged for Share Consideration on a pro rata basis so that the total number of Grey Shares exchanged for Cash Consideration equals the 50% threshold. The undersigned further acknowledges and confirms that if the aggregate number of Grey Shares for which share elections are made exceeds the 50% threshold, then a portion of the Grey Shares for which share elections are made will be exchanged for Cash Consideration on a pro rata basis so that the total number of Grey shares exchanged for Share Consideration equals the 50% threshold. The undersigned acknowledges and confirms that the percentage of Grey shares converted into Cash Consideration will be decreased and the percentage of Grey shares converted into Share Consideration will be correspondingly increased to the extent necessary to ensure the merger qualifies as a reorganization for U.S. tax purposes as more fully described in the proxy statement/prospectus.

The undersigned represents and warrants that the undersigned has full power and authority to surrender the Grey Shares represented by the stock certificate(s) surrendered herewith or transferred in book-entry form, or covered by a guarantee of delivery, free and clear of all liens, claims and encumbrances. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the exchange agent or WPP to be appropriate or necessary to complete the sale, assignment or transfer of the undersigned’s Grey Shares. All authority conferred or agreed to be conferred in this election form shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death and incapacity of the undersigned.

The undersigned understands that neither surrender nor an election is made in acceptable form until receipt by the exchange agent of this election form, or a facsimile hereof, duly completed and manually signed, together with such stock certificates or transfer of ownership by book-entry transfer and all accompanying evidences of authority. The undersigned agrees that all questions as to validity, form and eligibility of any surrender of the Grey certificates hereunder will be determined by the exchange agent (or WPP and Grey) and that such determination will be final and binding.

The undersigned agrees that, pending the completion of the merger, the undersigned may not and shall not sell or otherwise transfer the Grey Shares subject to this election form unless the merger agreement is terminated or the undersigned properly revokes this election prior to the election deadline.

The undersigned acknowledges that, until the undersigned properly surrenders the stock certificate(s) representing the undersigned’s Grey Shares or properly transfers such shares in book-entry form, the undersigned will not receive any Share Consideration or Cash Consideration issuable or payable as a result of the merger or any dividends or other distributions payable on any WPP ADSs or WPP ordinary shares into which the Grey Shares represented by the certificate(s) have been converted. The undersigned further understands that no interest will be payable with respect to any cash to be paid pursuant to the merger or with respect to dividends or distributions payable on surrender of any certificates representing Grey Shares. Delivery of certificates representing Grey Shares will be affected, and risk of loss and title to the Grey certificate(s) will pass only upon proper delivery thereof to the exchange agent in the appropriate manner to one of the addresses shown herein.

This election form must be sent to American Stock Transfer & Trust Company, as the exchange agent, at the address indicated below:

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS RECEIVED AND

READ THE PROXY STATEMENT/PROSPECTUS RELATED TO THE MERGER.

Description of Grey Certificate(s) Surrendered

	Column 1 Name(s) and Address(es) of Registered Holder(s) (Please fill in if blank)	Column 2 Grey Certificate Number(s)	Column 3 Class of Grey Shares (Common or Limited Duration Class B)	Column 4 Number of Grey Shares Represented by Grey Certificate(s)

BOX A

	(Attach additional schedule if necessary)		Total No. of Grey Shares

Elections are subject to proration as more fully described in the proxy statement/prospectus. This means that there can be no assurance that you will receive 100% of the merger consideration in the form you elect for all Grey Shares for which you properly deliver an election form.

Your election must be accompanied by your Grey stock certificate(s), a book-entry transfer of shares to the exchange agent (see Box F), or a guaranteed delivery (see Box G).

Allocation Among Grey Shares

To be completed ONLY if (1) you and/or your affiliates are the registered holders of Grey Shares represented by more than one certificate or held in more than one account and (2) you and/or your affiliates wish to specify your preference for the allocation of Cash Consideration, if any, among those Grey Shares to the extent you become entitled to receive Cash Consideration for some or all of your Grey Shares. Please note that, even if you did not elect to receive Cash Consideration, you may still wish to complete this form in the event that you are entitled to receive Cash Consideration as a result of the allocation and proration procedures described in the proxy statement/prospectus.

If the Grey Shares you wish to list below are registered in any name other than the name(s) appearing in Box A above, before returning this election form, you must obtain from the Exchange Agent a form of consent that must be completed by the person in whose name such shares are registered. This election form must be accompanied by a properly completed copy of that form of consent.

	Column 1 Order in which Cash Consideration will be allocated among your Grey Shares	Column 2 Name(s) and Address(es) of Registered Holder(s) (Please fill in if blank)	Column 3 Grey Certificate Number(s)	Column 4 Class of Grey Shares (Common or Limited Duration Class B)	Column 5 Number of Grey Shares Represented by Grey Certificate(s)

BOX B

Elections

(1)	Number of shares of Grey Common Stock to which this Form of Election relates:

(2)	Number of shares of Grey Limited Duration Class B Common Stock to which this Form of Election relates:

You must mark either Box (3), (4) or (5) to participate in the Election.

(3)	☐ Mark this box to receive 21.746 American depositary shares (“ADSs”) of WPP Group plc (“WPP”) per Grey Share, subject to proration, for all of your Grey Shares (“Share Consideration”).

OR

(4)	☐ Mark this box to receive $1,005 in cash, without interest, subject to proration, for all of your Grey Shares (“Cash Consideration”).

OR

(5)	☐ Mark this box to receive a combination of Share Consideration and Cash Consideration, subject to proration.

Insert the number of shares of Grey Common Stock for which you elect Share Consideration:

Insert the number of shares of Grey Limited Duration Class B Common Stock for which you elect Share Consideration:

Insert the number of shares of Grey Common Stock for which you elect Cash Consideration:

Insert the number of shares of Grey Limited Duration Class B Common Stock for which you elect Cash Consideration:

(6)	Complete Box E if you wish to receive WPP ordinary shares in lieu of all or a portion of the WPP ADSs you are otherwise entitled to receive. Because your elections are subject to possible proration as described in the proxy statement/prospectus, you may wish to consider whether or not to complete Box E even if you elect to receive Cash Consideration for all of your Grey Shares.

Special Issuance Instructions

(Signature Guaranty Required. See General Instruction 4)

TO BE COMPLETED ONLY if the certificate(s) representing Share Consideration (in the form of WPP ADSs or WPP ordinary shares) or a check for any cash to be paid are to be issued in a name other than the name(s) appearing in Box A above.

Issue

☐ Certificate(s) to: ☐ Check to:

Name:

(Please print or type)

BOX C

Address:

(street and number)

(city, state and zip code)

Tax Identification Number

(Also complete Substitute Form W-9)

Special Mailing Instructions

(Signature Guaranty Required. See General Instruction 6)

TO BE COMPLETED ONLY if the certificate(s) representing Share Consideration (in the form of WPP ADSs or WPP ordinary shares) or a check for any cash to be paid are to be delivered to an address other than that appearing in Box A above or, if Box C is filled in, to an address other than that appearing therein.

Mail

☐ Certificate(s) to: ☐ Check to:

BOX D  Name:

(Please print or type)

Address:

(street and number)

(city, state and zip code)

WPP Ordinary Share Choice

To be completed ONLY if you wish to receive five WPP ordinary shares per WPP ADS in lieu of all or a portion of the WPP ADSs you otherwise become entitled to receive.

BOX E

If you wish to receive WPP ordinary shares instead of WPP ADSs for all of or a portion of the WPP ADSs you otherwise become entitled to receive, indicate in the box below the percentage of the WPP ADSs in lieu of which you wish to receive WPP ordinary shares :

        % WPP ADSs

Book-Entry Delivery

If your Grey Shares are being delivered by book-entry transfer to the exchange agent’s account, complete the following:

Name of electing institution:

BOX F	The Depository Trust Company Company Account Number:

Transaction Code Number:

Guarantee of Delivery

The undersigned, a member firm of a registered national securities exchange, a member of the NASD, Inc. or a commercial bank or trust company in the United States, hereby guarantees to deliver to the exchange agent either all of the certificate(s) for Grey Shares to which this election form relates, or such certificates as are identified below, duly endorsed in blank or otherwise in form acceptable for transfer, or to deliver to the exchange agent the Grey Shares identified below pursuant to the procedure for electronic transfer at the Depository Trust Company, no later than 5:00 p.m. eastern time, on the second trading day after the election deadline as described in the proxy statement/prospectus related to the merger.

If you complete this guarantee of delivery, you will need a signature guarantee by an eligible institution (See Box H).
The undersigned acknowledges that it must deliver the Grey Shares covered by this election form to the exchange agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.
BOX G

	Dated	Print Firm Name

	Certificate Number(s)	Authorized Signature

	Number of Grey shares	Address

If the Grey Shares will be delivered by book-entry transfer, provide the Depository Trust Company account number:
Telephone Number

Sign Here

	Signature:		Date:

	Signature:		Date:

BOX H	Must be signed by registered holder(s) exactly as name(s) appear(s) on surrendered Grey certificate(s), or the book-entry account, or the authorized representative of such registered holder(s) or by person(s) authorized to become registered holder(s) by documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or in any other fiduciary or representative capacity, please provide the information below.		MEDALLION GUARANTEE OF SIGNATURE(S) (if required)

	Name(s):	Name of Firm:
(Please Print)
Authorized Signature:
(Please Print)

	Capacity:	Title:
	(Please Print Full Title)		(Please Print)

Daytime Telephone:
(including area code)

IMPORTANT TAX INFORMATION

Please provide your name and social security or other taxpayer identification number on the substitute form W-9 in Box I below and certify therein that you are not subject to backup withholding. Failure to do so may subject you to 28% federal backup withholding.

	SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1 — Please provide your name and correct TIN in the spaces at the right and certify by signing and dating below.	Name Social Security Number – – OR Employer Identification Number –
Payer’s Request for Taxpayer Identification Number (“TIN”)

Part 2 — Check this box ☐ if you are awaiting your TIN.

CERTIFICATION — Under the penalties of perjury, I certify that:

BOX I		(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me);

(2)    I am not subject to backup withholding under the provisions of the Internal Revenue Code because (a) I am exempt from backup withholdings, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien)

        Certification Instructions — You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

Signature: Date:

If you checked the box in part 2 of Box I above, you must complete Box J.

CERTIFICATE OF PERSON AWAITING TAXPAYER IDENTIFICATION NUMBER

BOX J

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 28% of all reportable payments made to me after will be withheld until I provide a number.

Signature: Date:

GENERAL INSTRUCTIONS

1. Execution and Delivery of Election form

If you want to make an election to receive Cash Consideration or Share Consideration for all or a portion of your Grey Shares, this election form must be completed, dated, signed and mailed, or hand delivered, to the exchange agent, American Stock Transfer & Trust Company, at the address listed on the front page hereof, accompanied by the Grey certificate(s) for which you have made an election, a book-entry transfer of shares to the exchange agent or a guarantee of delivery. DO NOT SEND STOCK CERTIFICATES TO EITHER GREY OR WPP. The method of delivering stock certificate(s), together with this election form and the other documentation required hereby, is at your option and risk. If mail is chosen, registered mail with return receipt requested, properly insured, is recommended. A return envelope addressed to the exchange agent is enclosed for your convenience.

The deadline for receipt of your election form and other required documents, referred to as the Election Deadline, is                     , New York City time on                     ,                     , which is the day of the special meeting of the Grey stockholders called to adopt the merger agreement. However, if the closing of the merger will occur more than four business days after the special meeting, this deadline will be extended until two business days before the closing date. WPP and Grey will announce the closing date by press release at least five business days before the closing date. If you surrender your Grey Shares to make an election, you will not be able to sell those Grey Shares pending the completion of the merger, unless your election is properly revoked prior to the Election Deadline or the merger agreement is terminated. All elections will automatically be deemed to be revoked in the event the merger agreement is terminated.

In Boxes (1) and (2) on page 4 please print the number of shares of each class of Grey Shares (common or Limited Duration Class B common) with respect to which you are making an election using this Form of Election.

If you mark Box (3) on page 4, you are electing Share Consideration for all of your Grey Shares, subject to possible proration as described in the accompanying proxy statement/prospectus.

If you mark Box (4) on page 4, you are electing Cash Consideration for all of your Grey Shares, subject to possible proration as described in the accompanying proxy statement/prospectus.

If you mark Box (5) on page 4, you are electing Share Consideration with respect to a portion of your Grey Shares and Cash Consideration with respect to a portion of your Grey Shares, subject to possible proration as described in the accompanying proxy statement/prospectus. Please insert the number of shares of each class of Grey Shares for which you are electing Share Consideration, subject to possible proration, and the number of shares for each class of Grey Shares for which you are electing Cash Consideration, subject to possible proration.

In addition, complete Box E if you wish to receive ordinary shares of WPP in lieu of all or a portion of the WPP ADSs you are otherwise entitled to receive. Because your elections are subject to possible proration, you may wish to consider whether or not to complete Box E even if you elect to receive Cash Consideration for all of your Grey Shares.

If you and/or your affiliates are the registered holder of Grey shares represented by more than one certificate or held in more than one account, you may specify to the Exchange Agent on this election form how to allocate Cash Consideration, if any, that you become entitled to receive among the various Grey shares of which you are the registered holder and, with the proper consent of your affiliates, among Grey shares of which you and your affiliates are the registered holder. To make such an allocation you must complete Box B. You may attach a photocopy of Box B to the election form for each of the certificates or accounts you specify in Box B. If you and/or your affiliates’ Grey Shares for which you wish to allocate Cash Consideration in Box B are registered in any name other than the name(s) appearing in Box A above, before returning this Form of Election, you must obtain from the Exchange Agent a form of consent that must be completed by the person in whose name such shares are registered. This election form must be accompanied by a properly completed copy of that form of consent. In addition, the information in Box B on each election form for you and your affiliates must be the same, and all listed affiliates must validly and timely submit to the Exchange Agent their election form or else the Exchange Agent will not be able to take your allocation preference into consideration. In the event that the exact preferences you specify in the table cannot be accommodated, the Exchange Agent will attempt to allocate the Cash Consideration as closely as possible to your desired allocation. If you are making an election with respect to Grey shares owned by one of your affiliates, your affiliate should not submit an election form. Instead, your affiliate should complete the form of consent obtained from the exchange agent, which should indicate that you are authorized to sign on behalf of your affiliate.

2. Signatures

This election form must be signed by or on behalf of the registered holder(s) of the stock certificate(s) submitted herewith. If such stock certificate(s) are registered in the names of two or more persons, all such persons must sign. The signatures on this election form must correspond exactly with the name(s) as written on the face of the surrendered stock certificate(s) or on the book-entry account, unless the Grey shares represented hereby have been assigned or otherwise transferred by such registered holder(s), in which event this election form must be signed in exactly the same form as the name of the last assignee or other transferee in accordance with Instruction 4. If the surrendered Grey certificate(s) are registered in different forms of the name of any person signing this election form (e.g., “John Smith” on one Grey certificate and “J. Smith” on another), it will be necessary for such person either to sign this election form in each way in which the stock certificate(s) are registered or to sign as many election forms as there are different name registrations. When signing as agent, attorney, administrator, executor, guardian, trustee, or in any other fiduciary or representative capacity, or as an officer of a corporation on behalf of the corporation, please give full title as such.

3. Issuance of Share Consideration or Payment of Cash in Same Name

If the certificate(s) representing Share Consideration (in the form of WPP ADSs or WPP ordinary shares) or a check for any cash to be paid are to be issued in the exact name(s) of the registered holder(s) of the surrendered stock certificate(s) and such certificate(s) and check(s) are to be delivered to address(es) appearing in Box A above, then such Grey certificate(s) need not be endorsed and no guarantee of the signature(s) on this election form is required. For a correction of name or for a change in name which does not involve a change in ownership, you must follow Instruction 7.

4. Issuance of Share Consideration or Payment of Cash in Different Names

If the certificate(s) representing Share Consideration (in the form of WPP ADSs or WPP ordinary shares) or a check for any cash to be paid are to be issued other than in the exact name(s) of the registered holder(s) of the surrendered stock certificate(s) (for example, if the stock certificates have been transferred or assigned and the transfer has not been registered on the books of Grey), you must complete Box C above and comply with the following:

(a) Endorsement and Guarantee. The stock certificate(s) surrendered must be properly endorsed, or accompanied by appropriate stock powers properly executed, by the registered holder(s) of such stock certificate(s) to the person(s) who are to receive the certificate representing Share Consideration (in the form of WPP ADSs or WPP ordinary shares) or a check for any cash to be paid. The signature(s) of the registered holder(s) on the endorsement or stock powers must correspond exactly with the name(s) written upon the face of such stock certificate(s), without alteration, enlargement or any change whatsoever, and must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

(b) Transferee’s Signature. This election form must be signed by the assignee(s) or other transferee(s) of the stock certificate(s) submitted herewith, or his, her or its agent, and should not be signed by the assignor or other transferor. The signature of such assignee(s) or other transferee(s) must be guaranteed as provided in Instruction 4(a).

(c) Transfer Taxes. Satisfactory evidence of the payment of all applicable stock transfer taxes (whether imposed on such registered holder(s) or such other person) payable on account of the transfer or assignment to such other person of such stock certificate(s) (or satisfactory evidence that such tax is not applicable) must be received by the exchange agent prior to the delivery of any certificate(s) representing Share Consideration (in the form of WPP ADSs or WPP ordinary shares) or a check for any cash to be paid.

You should consult your own tax advisor as to possible tax consequences resulting from the issuance of the certificate(s) representing WPP ADSs or ordinary shares or a check for any cash to be paid in a name other than that of the registered holder(s) of the surrendered stock certificate(s).

5. Supporting Evidence of Authority

In case this election form or any stock certificate endorsement or stock power is executed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or in any other fiduciary or representative capacity, there must be submitted with this election form documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions where necessary). Such documentary evidence of authority must be in form satisfactory to the exchange agent.

6. Special Instructions for Delivery by the Exchange Agent

The certificate(s) representing Share Consideration (in the form of WPP ADSs or WPP ordinary shares) and/or a check for any cash to be paid will be mailed to the address(es) of the registered holder(s) of the surrendered stock certificate(s), as indicated in Box A, unless instructions to the contrary are given in Box E. If the certificate(s) representing Share Consideration (in the form of WPP ADSs or WPP ordinary shares) and/or a check for any cash to be paid are to be delivered to the registered holder(s) of the stock certificate(s) at an address other than as indicated in Box A, Box E must be completed and the appropriate signature(s) must be guaranteed as provided in General Instruction 4(a).

7. Correction of or Change in Name

For a correction of name or for a change in name which does not involve a change in ownership, you may proceed as follows: (i) for a change in name by marriage, etc., this election form should be signed, e.g., “Mary Doe, now by marriage Mary Jones” and (ii) for a correction in name, this election form should be signed, e.g., “James E. Brown, incorrectly inscribed as J.E. Brown”. In each such case, the signature on this election form must be guaranteed as provided in General Instruction 4(a).

8. Substitute Form W-9

Under Federal income tax law, any person submitting this election form must provide to the exchange agent and WPP his, her or its correct taxpayer identification number (“TIN”), and certify that such TIN is true, correct and complete, on Substitute Form W-9 in Box I. If such TIN is not provided, a penalty of $50.00 may be imposed by the Internal Revenue Service (“IRS”) and payments made may be subject to 28% backup withholding. The TIN to be provided is that of the person submitting this election form. The TIN for an individual is his or her social security number.

Exempt persons (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. A foreign individual may qualify as an exempt person by submitting a Form W-8, signed under penalties of perjury, certifying such individual’s foreign status. Such form can be obtained from the exchange agent.

Part 2 of Box I may be checked if the person has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If Part 2 of Box I is checked, such person must also complete Box J to avoid backup withholding. Notwithstanding that Part 2 of Box I is checked and Box J is completed, prior to the time a properly certified TIN is provided to the exchange agent, the exchange agent will withhold 28% of all payments made.

The signature and date endorsed on Substitute Form W-9 in Box I will serve to certify that the TIN and withholding information provided in this election form are true, correct and complete. See Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions included with this election form.

9. Improper Surrender

The exchange agent and WPP reserve the right to reject any surrender of stock certificate(s) that are defective or irregular in any respect and may request from persons making such surrenders such additional documents as the exchange agent or WPP deems appropriate to cure any such defect or irregularity. However, the exchange agent and WPP also reserve full discretion to waive any defect or irregularity in any such surrender. No surrender will be deemed to have been effected until all such defects or irregularities, which have not been waived, have been cured.

10. Lost Certificates

If any stock certificate representing Grey Shares has been lost or stolen, the exchange agent should be contacted (see General Instruction 13) for information with respect to the procedures to be followed to receive certificates representing Share Consideration (in the form of WPP ADSs or WPP ordinary shares) and/or a check for any cash to be paid.

11. Inadequate Space

If the space provided in Box A is inadequate, the stock certificate numbers, the number of Grey Shares represented thereby and the election made with respect to such certificates should be listed on a separate signed schedule attached hereto.

12. Waiver of Appraisal Rights

The execution and submission of an unrevoked election form and accompanying surrender of stock certificates for the applicable merger consideration, book entry transfer of shares or a guarantee of delivery, as applicable, will result in a waiver and withdrawal of any demand for appraisal that otherwise may have been made.

13. Miscellaneous

The terms and conditions of the merger agreement are incorporated herein by reference in their entirety and shall be deemed to form a part of the terms and conditions of this election form.

14. Inquiries

All inquiries with respect to the surrender of stock certificate(s) representing Grey Shares, as well as requests for additional copies of this election form, should be made to the exchange agent at the appropriate address set forth above or by telephone at                         .

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account	Give the SOCIAL SECURITY number of:
1. An individual’s account	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4. a The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

b So-called trust account that is not a legal or valid trust under State law	The actual owner(1)

5. Sole proprietorship account	The owner(3)

For this type of account	Give the EMPLOYER IDENTIFICATION number of:
6. A valid trust, estate, or pension trust	Legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(4)

7. Corporate account	The corporation

8. Association, club, religious, charitable, educational or other tax-exempt organization account	The organization

9. Partnership account	The partnership

10. A broker or registered nominee	The broker or nominee

11. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments	The public entity
(1)	List first and circle the name of the person whose number you furnish.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust.
Note:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

How to Obtain a TIN

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (“IRS”) and apply for a number.

Payees Exempt from Backup Withholding

Payees exempt from backup withholding on all payments include the following:

•	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).
•	The United States or any of its agencies or instrumentalities.
•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
•	A foreign government or any of its political subdivisions, agencies, or instrumentalities.
•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

•	A corporation.
•	A foreign central bank of issue.
•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.
•	A real estate investment trust.
•	An entity registered at all times during the tax year under the Investment Company Act of 1940.
•	A common trust fund operated by a bank under section 584(a).
•	A financial institution.
•	A middleman known in the investment community as a nominee or custodian.
•	A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.
•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
•	Payments of patronage dividends where the amount received is not paid in money.
•	Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade of business and you have not provided your correct taxpayer identification number to the payer.
•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).
•	Payments described in section 6049(b)(5) to nonresident aliens.
•	Payments on tax-free covenant bonds under section 1451.
•	Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM IN PART II, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Certain payments, other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045 and 6050A.

Privacy Act Notice.—Section 6109 requires most recipients of dividend, interest or other payments to give their correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% (or such other rate specified by the Internal Revenue Code) of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.